                                                                    Exhibit 10.3

                              SIXTH AMENDMENT TO
                             AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT
                          --------------------------

     THIS SIXTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Sixth Amendment") is made and entered into as of the 20th day of March, 1996, by and among ADDINGTON ENVIRONMENTAL, INC., a Kentucky corporation (the "Parent"), GREEN VALLEY ENVIRONMENTAL CORP. ("Green Valley"). MID-STATE ENVIRONMENTAL, INC. ("Mid-State"), the Subsidiaries of the Parent listed on
Schedule 1 hereto, (the "Subsidiaries", the Parent, Green Valley, Mid-State, and such Subsidiaries herein collectively referred to as the "Borrowers"), each of which Borrowers is a Kentucky corporation, and (unless otherwise listed on Schedule 1 hereto) each of which Borrowers has its principal place of business at 771 Corporate Drive, Suite 900, Lexington, Kentucky 40503, ADDINGTON RESOURCES, INC. ("ARI") and ADDINGTON HOLDING COMPANY, INC., ("AHC"), each of which companies is a Delaware corporation with its principal place of business at 771 Corporate Drive, Suite 900, Lexington, Kentucky 40503 (collectively, the "Guarantors," and, individually, a "Guarantor"), THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, BANK OF AMERICA ILLINOIS (formerly Continental Bank and Continental Bank N.A.), having its principal place of business at 231 South LaSalle Street, Chicago, Illinois 60697 (each a "Bank" and collectively, the "Banks"), and FNBB as agent for the Banks (the "Agent").

     WHEREAS, the Borrowers, the Guarantors, the Banks and the Agent have entered into an Amended and Restated Revolving Credit Agreement dated as of May 31, 1994 as amended June 30, 1994, October 12, 1994, February 21, 1995, December 15, 1995, and January 24, 1996 (as further amended and in effect from time to time, the "Credit Agreement") pursuant to which the Banks extended credit to the Borrowers on the terms set forth therein;

     WHEREAS, the Banks and the Borrowers have agreed to amend the Credit Agreement as hereinafter set forth:

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. Capitalized terms used herein without definition have the meanings ascribed to them in the Credit Agreement.

     2.   AMENDMENT TO (S)1.1

     (a)  The following definitions appearing in (S)1.1 of the Credit
Agreement are hereby deleted in their entirety and the following substituted in place thereof:

          "Applicable L/C Fee. The applicable Letter of Credit Fee set forth in the following table:


                          APPLICABLE L/C FEE FOR       APPLICABLE L/C FEE FOR
 PRICING RATIO           LETTERS OF CREDIT BACKING   ALL OTHER LETTERS OF CREDIT
                         NON-FINANCIAL OBLIGATIONS      (INCLUDING LETTERS OF
                           (INCLUDING LETTERS OF       CREDIT BACKING IRBS AND
                         CREDIT ISSUED DIRECTLY TO   BONDS FOR LANDFILL CLOSURE
                               GOVERNMENTAL              AND POST-CLOSURE)
                              AUTHORITIES FOR
                           PERFORMANCE CONTRACTS
                           AND LANDFILL CLOSURE/
                         POST-CLOSURE OBLIGATIONS)
- --------------------------------------------------------------------------------

less than 1.5:1               0.5% per annum             1.00% per annum
- --------------------------------------------------------------------------------
greater than or equal       0.625% per annum             1.25% per annum
to 1.5:1 but less than
2:1
- --------------------------------------------------------------------------------
greater than or equal        0.75% per annum             1.50% per annum
to 2:1 but less than
2.5:1
- --------------------------------------------------------------------------------
greater than or equal       0.875% per annum             1.75% per annum
to 2.5:1 but less than
3:1
- --------------------------------------------------------------------------------
greater than or equal        1.00% per annum             2.00% per annum
to 3:1
- --------------------------------------------------------------------------------

Any change in the Applicable L/C Fee shall be reflected in the next quarterly invoice for Letter of Credit Fees issued by the Agent after receipt by the Banks of financial statements delivered pursuant to (S)6.4(a) or (b) hereof which indicate a change in the Pricing Ratio and in the Applicable L/C Fee in accordance with the above table, and the Applicable L/C Fee payable shall be the Applicable L/C Fee in effect on the date of issuance of such invoice."

          "Applicable Rate: The applicable rate per annum of interest on the Loans set forth in the following table:


        PRICING RATIO       APPLICABLE RATE FOR         APPLICABLE RATE FOR
                              BASE RATE LOANS             EURODOLLAR LOANS
- --------------------------------------------------------------------------------
less than 1.5:1             Base Rate                 Eurodollar Rate plus
                                                      0.75%
- --------------------------------------------------------------------------------
greater than or equal       Base Rate                 Eurodollar Rate plus
to 1.5:1 but less than                                1.00%
2:1
- --------------------------------------------------------------------------------
greater than or equal       Base Rate                 Eurodollar Rate Plus
to 2:1 but less than                                  1.25%
2:5
- --------------------------------------------------------------------------------
greater than or equal       Base Rate                 Eurodollar Rate plus
to 2.5:1 but less than                                1.50%
3:1
- --------------------------------------------------------------------------------
greater than or equal       Base Rate                 Eurodollar Rate plus 1.75%
to 3:1
- --------------------------------------------------------------------------------

Each Applicable Rate shall become effective (a) with respect to Base Rate Loans, on the first day after receipt by the Banks of financial statements delivered pursuant to (S)(S)6.4(a) or (b) hereof which indicate a change in the Pricing Ratio and in the Applicable Rate in accordance with the above table, and (b) with respect to Eurodollar Loans, on the first day of each Interest Period which begins after receipt by the Banks of such financial statements.

     "Pricing Ratio. As at the end of any fiscal quarter of the Borrowers, the ratio of (a) Indebtedness of the Borrowers for borrowed money (other than the Subordinated Note to Addington Holding Company dated November 1, 1995) to (b) EBITDA for the four fiscal quarters ending on such date."

(b)  The following definition is hereby added to (S)1.1 of the Credit
Agreement:

     "Applicable Commitment Fee. The applicable commitment fee set forth in the following table:



                                                           APPLICABLE
                     PRICING RATIO                      COMMITMENT FEE
      ------------------------------------------------------------------
      less than 1.5:1                                   0.25% per annum
      ------------------------------------------------------------------
      greater than or equal to 1.5:1 but less than      0.375% per annum
      2.5:1
      ------------------------------------------------------------------
      greater than or equal to 2.5:1                      0.5% per annum
      ------------------------------------------------------------------

     The effective date of a change in the Applicable Commitment Fee shall be the first day after receipt by the Lenders of financial statements delivered pursuant to (S)6.4(a) or (b) hereof which indicate a change in the Pricing Ratio and in the Applicable Commitment Fee in accordance with the above table."

     3.   AMENDMENT TO (S)2.4 OF THE CREDIT AGREEMENT. The first sentence of
(S)2.4 of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

          "The outstanding principal amount of the Loans shall bear interest at the rate per annum equal to the Applicable Rate."

     4. AMENDMENT TO (S)4.1(a) OF THE CREDIT AGREEMENT. The first sentence of (S)4.1(a) of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

          "The Borrowers agree to pay to the Banks a commitment fee equal to the Applicable Commitment Fee on the unused portion of the Total Commitment during each calendar quarter or portion thereof from the Closing Date to the Maturity Date (or to the date of termination in full of the Total Commitment, if earlier."

     5. AMENDMENT TO (S)4.1(b) OF THE CREDIT AGREEMENT. Section 4.1(b) of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

          "(b) LETTER OF CREDIT FEE. The Borrowers shall pay to the Agent with respect to each Letter of Credit (i) an issuance fee in the amount of one-eighth of one percent (0.125%) of the Maximum Drawing Amount of such Letter of Credit, and (ii) a fee (the "Letter of Credit Fee") equal to the Applicable L/C Fee, from the date of issuance of each Letter of Credit to its expiration date. Such issuance fee shall be payable on the date of issuance of such Letter of Credit, and such Letter of Credit Fee shall be payable in arrears on the last day of each calendar quarter for the quarter ending on such date, and on the Maturity Date. The issuance fee shall be retained solely by the Agent, and the Letter of Credit

          Fee shall be shared by the Banks pro-rata in accordance with their Commitment Percentages. The Borrowers agree to pay to the Agent any customary fees associated with the administration of any Letters of Credit in accordance with the Agent's customary practice."

          6.  Ratification, etc,
              ------------------

          Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Sixth Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Sixth Amendment. By executing this Sixth Amendment where indicated below, each of the Guarantors hereby ratifies and confirms it guaranty of the Obligations.

          4.  GOVERNING LAW.
              --------------

          THIS SIXTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

          5. Counterparts. This Sixth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Banks.

          6. Effectiveness. This Sixth Amendment shall become effective as of March 20, 1996 upon its execution and delivery by the respective parties hereto.

          7. Entire Agreement. THE CREDIT AGREEMENT AS AMENDED REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement under seal as of March 20, 1996.


                                      THE BORROWERS:

                                      ADDINGTON ENVIRONMENTAL, INC.

                                      By: /s/ R. Douglas Striebel
                                          -------------------------------
                                      Title: Chief Financial Officer
                                             ----------------------------


                                      COLLECTION SERVICES, INC.

                                      By: /s/ R. Douglas Striebel
                                          -------------------------------
                                      Title: Vice President
                                             ----------------------------


                                      OHIO COUNTY BALEFILL, INC.

                                      By: /s/ R. Douglas Striebel
                                          -------------------------------
                                      Title: Vice President
                                             ----------------------------


                                      EPPERSON WASTE DISPOSAL, INC.

                                      By: /s/ R. Douglas Striebel
                                          -------------------------------
                                      Title: Vice President
                                             ----------------------------


                                      TRI-K LANDFILL, INC.

                                      By: /s/ R. Douglas Striebel
                                          -------------------------------
                                      Title: Vice President
                                             ----------------------------


                                      UWHARRIE ENVIRONMENTAL, INC.

                                      By: /s/ R. Douglas Striebel
                                          -------------------------------
                                      Title: Vice President
                                             ----------------------------

                                       GREEN VALLEY ENVIRONMENTAL CORP.



                                       By:  /s/  R. Douglas Striebel
                                          -----------------------------
                                       Title:  Vice President
                                             --------------------------

                                       EAST CAROLINA ENVIRONMENTAL, INC.



                                       By:  /s/  R. Douglas Striebel
                                          -----------------------------
                                       Title:  Vice President
                                             --------------------------

                                       BROADHURST ENVIRONMENTAL, INC.



                                       By:  /s/  R. Douglas Striebel
                                          -----------------------------
                                       Title:  Vice President
                                             --------------------------

                                       MID-STATE ENVIRONMENTAL, INC.



                                       By:  /s/  R. Douglas Striebel
                                          -----------------------------
                                       Title:  Vice President
                                             --------------------------

                                       DOZIT CO., INC.



                                       By:  /s/  R. Douglas Striebel
                                          -----------------------------
                                       Title:  Vice President
                                             --------------------------

                                       MULLIS TREE SERVICE, INC.



                                       By:  /s/  R. Douglas Striebel
                                          -----------------------------
                                       Title:  Vice President
                                             --------------------------

                                       PINELLAS ENVIRONMENTAL, INC.



                                       By:  /s/  R. Douglas Striebel
                                          -----------------------------
                                       Title:  Vice President
                                             --------------------------

                                       THE GUARANTORS:
                                       --------------

                                       ADDINGTON RESOURCES, INC.



                                       By:  /s/  R. Douglas Striebel
                                          -----------------------------
                                       Title:  Vice President and
                                               Chief Financial Officer
                                             --------------------------

                                       ADDINGTON HOLDING COMPANY, INC.



                                       By:  /s/  R. Douglas Striebel
                                          -----------------------------
                                       Title:  Secretary/Treasurer
                                             --------------------------

                                       THE BANKS:
                                       ---------

                                       THE FIRST NATIONAL BANK OF BOSTON,
                                       INDIVIDUALLY AND AS AGENT



                                       By:
                                          -----------------------------
                                       Title:
                                             --------------------------

                                       BANK OF AMERICA ILLINOIS
                                       (FORMERLY CONTINENTAL BANK AND
                                       CONTINENTAL BANK N.A.)



                                       By:
                                          -----------------------------
                                       Title:
                                             --------------------------

                                       THE GUARANTORS:
                                       --------------

                                       ADDINGTON RESOURCES, INC.

                                       By:
                                           --------------------------
                                       Title:
                                              -----------------------

                                       ADDINGTON HOLDING COMPANY,
                                           INC.

                                       By:
                                           --------------------------
                                       Title:
                                              -----------------------


                                       THE BANKS:
                                       ---------

                                       THE FIRST NATIONAL BANK OF
                                        BOSTON, individually and as Agent

                                       By:  /s/ Arthur Oberheim
                                           --------------------------
                                       Title:  VICE PRESIDENT
                                              -----------------------

                                       BANK OF AMERICA ILLINOIS
                                       (formerly Continental Bank and
                                       Continental Bank N.A.)

                                       By:
                                           --------------------------
                                       Title:
                                              -----------------------

                                       THE GUARANTORS:
                                       --------------

                                       ADDINGTON RESOURCES, INC.

                                       By:
                                           --------------------------
                                       Title:
                                              -----------------------

                                       ADDINGTON HOLDING COMPANY,
                                           INC.

                                       By:
                                           --------------------------
                                       Title:
                                              -----------------------


                                       THE BANKS:
                                       ---------

                                       THE FIRST NATIONAL BANK OF
                                        BOSTON, individually and as Agent

                                       By:
                                           --------------------------
                                       Title:
                                              -----------------------

                                       BANK OF AMERICA ILLINOIS
                                       (formerly Continental Bank and
                                       Continental Bank N.A.)

                                       By:  /s/ Lori R. Woodland
                                           --------------------------
                                       Title:   Vice President
                                              -----------------------

                             SEVENTH AMENDMENT TO
                             AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT
                          --------------------------

     THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Seventh Amendment") is made and entered into as of the 23rd day of July, 1996, by and among ADDINGTON ENVIRONMENT, INC., a Kentucky corporation (the "Parent"), GREEN VALLEY ENVIRONMENTAL CORP. ("Green Valley"), MID-STATE ENVIRONMENTAL, INC. ("Mid-State"), the Subsidiaries of the Parent listed on
Schedule 1 hereto, (the "Subsidiaries," the Parent, Green Valley, Mid-State and such Subsidiaries herein collectively referred to as the "Borrowers"), each of which Borrowers is a Kentucky corporation, and (unless otherwise listed on Schedule 1 hereto) each of which Borrowers has its principal place of business at 771 Corporate Drive, Suite 900, Lexington, Kentucky 40503, ADDINGTON RESOURCES, INC. ("ARI") and ADDINGTON HOLDING COMPANY, INC. ("AHC"), each of which companies is a Delaware corporation with its principal place of business at 771 Corporate Drive, Suite 900, Lexington, Kentucky 40503 (collectively, the "Guarantors," and individually, a "Guarantor"), THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, BANK OF AMERICA ILLINOIS (formerly Continental Bank and Continental Bank N.A.), having its principal place of business at 231 South LaSalle Street, Chicago, Illinois 60697 (each a "Bank" and collectively, the "Banks"), and FNBB as agent for the Banks (the "Agent").

     WHEREAS, the Borrowers, the Guarantors, the Banks and the Agent have entered into an Amended and Restated Revolving Credit Agreement dated as of May 31, 1994 as amended June 30, 1994, October 12, 1994, February 21, 1995, December 15, 1995, January 24, 1996 and March 20, 1996 (as further amended and in effect from time to time, the "Credit Agreement") pursuant to which Banks extended credit to the Borrowers on the terms set forth therein;

     WHEREAS, the Banks, the Borrowers, and the Guarantors have agree to amend the Credit Agreement as hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. Capitalized terms used herein without definition have the meanings ascribed to them in the Credit Agreement.

     2. AMENDMENT TO (S)1.1. The following definition appearing in (S)1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

         "Maturity Date" October 31, 1997.

     3. AMENDMENT TO (S)3.1. Section 3.1 of the Credit Agreement is hereby amended to delete the amount "$30,000,000" appearing in the fifteenth line of Subclause (a) thereof, and to substitute the amount "$40,000,000" in place thereof.

     4.  RATIFICATION, ETC.

     Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Seventh Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Seventh Amendment. By executing this Seventh Amendment where indicated below, each of the Guarantors hereby acknowledges and consents to the terms of this Seventh Amendment and ratifies and confirms its guaranty of the Obligations.

     5. GOVERNING LAW. THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

     6. COUNTERPARTS. This Seventh Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Banks.

     7. EFFECTIVENESS. This Seventh Amendment shall become effective upon the satisfaction of each of the following conditions.

          (a) This Seventh Amendment shall be executed and delivered by the respective parties hereto; and

          (b) The Borrowers shall have paid to the Agent a fee in the amount of $50,000, such fee to be shared pro rata by the Banks in accordance with their respective Commitment Percentages.

     8. ENTIRE AGREEMENT. THE CREDIT AGREEMENT AS AMENDED REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement under seal as of the date first set forth above.

                                       THE BORROWERS:
                                       -------------

                                       ADDINGTON ENVIRONMENTAL, INC.

                                       By: /s/ Jack T. Baker
                                          -----------------------------------
                                       Title:  President
                                             --------------------------------


                                       COLLECTION SERVICES, INC.

                                       By: /s/ Jack T. Baker
                                          -----------------------------------
                                       Title:  President
                                             --------------------------------


                                       OHIO COUNTY BALEFILL, INC.

                                       By: /s/ Jack T. Baker
                                          -----------------------------------
                                       Title:  President
                                             --------------------------------

                                       EPPERSON WASTE DISPOSAL, INC.

                                       By: /s/ Jack T. Baker
                                          -----------------------------------
                                       Title:  President
                                             --------------------------------


                                       TRI-K LANDFILL, INC.

                                       By: /s/ Jack T. Baker
                                          -----------------------------------
                                       Title:  President
                                             --------------------------------


                                       UWHARRIE ENVIRONMENTAL, INC.

                                       By: /s/ Jack T. Baker
                                          -----------------------------------
                                       Title:  President
                                             --------------------------------


                                       GREEN VALLEY ENVIRONMENTAL CORP.

                                       By: /s/ Jack T. Baker
                                          -----------------------------------
                                       Title:  President
                                             --------------------------------


                                       EAST CAROLINA ENVIRONMENTAL, INC.

                                       By: /s/ Jack T. Baker
                                          -----------------------------------
                                       Title:  President
                                             --------------------------------


                                       BROADHURST ENVIRONMENTAL, INC.

                                       By: /s/ Jack T. Baker
                                          -----------------------------------
                                       Title:  President
                                             --------------------------------


                                       MID-STATE ENVIRONMENTAL, INC.

                                       By: /s/ Jack T. Baker
                                          -----------------------------------
                                       Title:  President
                                             --------------------------------


                                       DOZIT CO., INC.

                                       By: /s/ Jack T. Baker
                                          -----------------------------------
                                       Title:  President
                                             --------------------------------


                                       MULLIS TREE SERVICE, INC.

                                       By: /s/ Jack T. Baker
                                          -----------------------------------
                                       Title:  President
                                             --------------------------------

                                       PINELLAS ENVIRONMENTAL, INC.

                                       By: /s/ Jack T. Baker
                                          -----------------------------------
                                       Title:  President
                                             --------------------------------


                                       THE GUARANTORS:
                                       --------------

                                       ADDINGTON RESOURCES, INC.

                                       By: /s/ Jack T. Baker
                                          -----------------------------------
                                       Title:  President
                                             --------------------------------


                                       ADDINGTON HOLDING COMPANY, INC.

                                       By: /s/ Jack T. Baker
                                          -----------------------------------
                                       Title:  President
                                             --------------------------------


                                       THE BANKS:
                                       ---------

                                       THE FIRST NATIONAL BANK OF BOSTON,
                                       Individually and as Agent

                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                       BANK OF AMERICA ILLINOIS
                                       (Formerly Continental Bank and
                                        Continental Bank N.A.)

                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------

                                      25